UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

‘mktg, inc.’
(Exact name of registrant as specified in its charter)

Delaware	0-20394	06-1340408
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

75 Ninth Avenue, New York, New York 10011
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (212) 660-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2010, ‘mktg, inc.’ (the “Company”) notified The Nasdaq Stock Market that the Company was withdrawing its Common Stock from listing on Nasdaq’s Capital Market. Nasdaq has informed the Company that the delisting will become effective as of the beginning of trading on June 25, 2010, at which time the Company’s Common Stock will trade on the over the counter market. The Company expects that its Common Stock will be quoted on the OTC Bulletin Board following its withdrawal from Nasdaq.

A copy of the Company’s press release announcing its withdrawal from Nasdaq is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release dated June 15, 2010.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010

‘mktg, inc.’

By:	/s/ James R. Haughton
James R. Haughton,
Senior Vice President — Controller

EXHIBIT INDEX

No.	Description

Exhibit 99.1	Press Release dated June 15, 2010.